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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 20, 2004

                                 GFY FOODS, INC.
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
         (State or Other Jurisdiction of Incorporation or Organization)

                                     0-33029
                                     -------
                            (Commission File Number)

                                   87-0382438
                                   ----------
                        (IRS Employer Identification No.)

                              601 Deerfield Parkway
                              ---------------------
                             Buffalo Grove, IL 60089
               (Address of Principal Executive Offices)(Zip Code)

                                 (847) 353-7554
                                 --------------
               Registrant's Telephone Number, Including Area Code


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Item 5.       Other Events.
              ------------

         On April 20, 2004, the Registrant amended its Articles of Incorporation to increase its number of authorized shares of $0.001 par value common stock from 4,000,000,000 to 8,000,000,000.


                                   SIGNATURES

              Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2004                                GFY Foods, Inc.

                                                     By:  /s/ Ed Schwalb
                                                          -----------------
                                                     Name:    Ed Schwalb
                                                     Title:   President